SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                             AMENDMENT NO. 1


                                    to


                                 FORM 8-K


                              CURRENT REPORT





   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                 1934





   Date of Report (Date of earliest event reported):  October 31, 1997



                           GROVE PROPERTY TRUST
          (Exact name of registrant as specified in its charter)


              Maryland            1-13080        06-1391084
 (State or other jurisdiction   (Commission      (IRS Employer
 of incorporation)                File No.)      Identification Number)


              598 Asylum Avenue, Hartford, Connecticut 06105
          (Address of principal executive offices and zip code)


   Registrant's telephone number, including area code:  (860) 246-1126


                                   N/A
      (Former name or former address, if changed since last report)

                             EXPLANATORY NOTE

          This Amendment No. 1 to the Current Report on Form 8-K dated October 31, 1997 of Grove Property Trust, a Maryland real estate investment trust (the "COMPANY"), is being filed solely for the purpose of incorporating certain exhibits which were not available in electronic format at the time the Current Report was initially filed.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of the businesses acquired for the periods specified in Regulation S-X will be included in an amendment to this report as soon as practicable, but no later than 60 days after the date on which this report is required to filed.

          (b) Pro forma financial statements for the periods specified in Regulation S-X will be included in an amendment to this report as soon as practicable, but no later than 60 days after the date on which this report is required to filed.

 (c)  Exhibits.

        EXHIBIT NO.                                    DESCRIPTION
            2.1             Solicitation of Consent and Offer to Exchange Certain
                            Outstanding Units of Limited Partnership Interest, dated as of
                            June 19, 1997, as amended by Supplement dated August 13, 1997, by Grove Operating, L.P. to certain limited partners of Grove-
                            Coastal Associates Limited Partnership (incorporated by
                            reference to Exhibit 2.5 to Amendment No. 2 to the Company's
                            Registration Statement on Form S-3 (No. 333-38183))
            2.2             Purchase and Sale Agreement dated September 5, 1997 between
                            Werner Kunsli and Grove Corporation (incorporated by reference to Exhibit 2.4 to Amendment No. 2 to the Company's Registration
                            Statement on Form S-3 (No. 333-38183))

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GROVE PROPERTY TRUST


 Date: November 24, 1997       By: /S/ JOSEPH R. LABROSSE
                                   Joseph R. LaBrosse
                                  Chief Financial Officer